Filed Pursuant to Rule 497(d)


                        INVESCO UNIT TRUSTS, SERIES 1472

              Closed-End Strategy: Master Income Portfolio 2014-4

         Closed-End Strategy: Value Equity and Income Portfolio 2014-4

           Closed-End Strategy: Covered Call Income Portfolio 2014-4


                          Supplement to the Prospectus

     On December 22, 2014, Nuveen Investments announced the completion of the restructuring of certain of their closed-end funds which may be owned by your Portfolio. The Equity Premium Advantage Fund was merged with the NASDAQ Premium Income & Growth Fund Inc., creating a new combined fund with the name Nuveen Nasdaq 100 Dynamic Overwrite Fund. The Dow 30 Premium & Dividend Income Fund, Inc. was merged with the Dow 30 Enhanced Premium & Income Fund, Inc., creating a new combined fund with the name Nuveen Dow 30 Dynamic Overwrite Fund. The exchange of Nuveen Nasdaq 100 Dynamic Overwrite Fund shares in place of Equity Premium Advantage Fund shares, and the exchange of Nuveen Dow 30 Dynamic Overwrite Fund shares in place of Dow 30 Premium & Dividend Income Fund, Inc. shares, took place based upon each applicable fund's respective net asset value as of the close of business on December 19, 2014.

     Notwithstanding anything to the contrary in the prospectus, as a result of the restructuring each of the above referenced Portfolios now holds, and will continue to purchase, shares of Nuveen Nasdaq 100 Dynamic Overwrite Fund in place of shares of Equity Premium Advantage Fund. With respect to only the Closed-End Strategy: Covered Call Income Portfolio 2014-4, this Portfolio now holds, and will continue to purchase, shares of Nuveen Dow 30 Dynamic Overwrite Fund shares in place of shares of Dow 30 Premium & Dividend Income Fund, Inc.

Supplement Dated: December 23, 2014